       DHOM-                            LOGO


                   INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

                                                        CUSIP  257386 10 2

                                                            SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS
 THIS CERTIFIES THAT


 IS THE REGISTERED HOLDER OF

 FULLY PAID AND NONASSESSABLE SHARES WITHOUT PAR VALUE OF THE COMMON SHARES OF

                              DOMINION HOMES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation and all certificates amendatory thereof (copies of which are on file with the Transfer Agent), to all of which the holder, by the acceptance hereof, assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by its duly authorized officers.

Dated:

SECRETARY                                                             PRESIDENT

COUNTERSIGNED AND REGISTERED:

                          THE HUNTINGTON NATIONAL BANK
                                (Columbus, Ohio)

                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

      By:

                                                            Authorized Signature
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                              DOMINION HOMES, INC.

   THE CORPORATION WILL MAIL TO THE RECORD HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT OF WRITTEN REQUEST THEREFOR, A COPY OF THE EXPRESS TERMS OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND OF THE OTHER CLASSES AND SERIES OF SHARES WHICH THE CORPORATION IS AUTHORIZED TO ISSUE.

   The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM    -- as tenants in common                       UNIF GIFT MIN ACT Custodian
      TEN ENT    -- as tenants by the entireties                    (Cust)          (Minor)
      JT TENWROS -- as joint tenants with right of               Under Uniform Gift to
                   survivorship and not as tenants                      Minors Act
                   in common                                            (State)

    Additional abbreviations may also be used though not in the above list.

  For Value Received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                  OF THE SHARES REPRESENTED
BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
                                                                   ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

Dated

SIGNATURE GUARANTEED:

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SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION PARTICIPATING
IN A SECURITIES TRANSFER ASSOCIATION RECOGNIZED SIGNATURE GUARANTEE PROGRAM.

Signed
       Owner

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.